UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22491

Legg Mason BW Global Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

LEGG MASON

BW GLOBAL INCOME

OPPORTUNITIES FUND INC.

(BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global Income Opportunities Fund Inc. for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 27, 2015

II	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate

Legg Mason BW Global Income Opportunities Fund Inc.	III

Investment commentary (cont’d)

to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, prior to the reporting period. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2014 through the end of the reporting period. The last reduction on October 23, 2015 pushed the rate down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Legg Mason BW Global Income Opportunities Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide current income as a primary objective. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed-income securities. These may include, but are not limited to, sovereign debt of developed and emerging market countries, U.S. and non-U.S. corporate debt, mortgage-backed securities (“MBS”) and currency exposure. The Fund may manage its currency exposure through the use of futures, forwards and other derivative instruments, for hedging and investment purposes. The Fund’s specific investments will shift as the Fund rotates among countries, credits and currencies to find the most attractive values over time. Under normal market conditions, no more than 35% of the Fund’s managed assets may be rated below investment grade (commonly known as “high yield” or “junk”) by a nationally recognized statistical rating organization or determined to be of comparable quality; provided however, that the quality of a security will be based on the highest rating it receives. In addition, under normal market conditions, at least 40% of the Fund’s managed assets will be invested in non-U.S. countries or currencies. The Fund may use leverage to enhance current income.

In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Brandywine Global Investment Management, LLC (“Brandywine”), the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund. Brandywine uses an active, team-based approach to manage its fixed income portfolios. The investment professionals at Brandywine who are primarily responsible for development of investment strategy, day-to-day portfolio management and oversight and coordination of the Fund are David F. Hoffman, CFA, Stephen S. Smith, Jack P. McIntyre, CFA, Gerhardt (Gary) P. Herbert, CFA, Brian L. Kloss, JD, CFA and Regina Borromeo.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Yield curvesi across developed market sovereign bonds flattened by the end of 2014, a trend that reflected deteriorating global growth and inflation expectations. Developed market yield curves reflected tepid, if not underwhelming growth from many key economies, including China, Japan, Australia, Russia, Brazil, Canada, and all of Europe. Ultra high-quality yields fell for the most part, due to a mix of volatility stemming from declining energy prices and a strong U.S. dollar, which undermined most risk assets, including emerging markets. By mid-2015, expectations of an early fall Federal Reserve Board (“Fed”)ii rate hike began to crystallize and sent sovereign bond yields much higher globally. High-quality yields and Fed renormalization may have continued on their projected trajectories had

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	1

Fund overview (cont’d)

it not been for Greece’s high-stakes bailout negotiation tactics and a slowdown in Chinese economic growth, which fanned systemic risk and global growth fears. Therefore, the majority of the period was marked by a risk-off environment whereby investors jettisoned risky financial assets, which helped U.S., core European, and other high-quality sovereign debt rally. The impact of an economic slowdown in China weighed particularly heavily on the valuations of debt from countries with a combination of weaker fundamentals and heavy exposure to commodities or the emerging market growth. A host of systemic risks — ranging from equity market volatility to uncertainty over China’s growth and the renormalization of Fed rate policy — adversely affected many emerging market assets and currencies. Brazil was hit hard in particular, as policymakers grappled with the country’s deteriorating fiscal position, an economy slipping toward recession, a growing web of government corruption, and seemingly intractable inflation — all of which compounded the Brazilian real’s free fall and sent the country’s bond yields soaring, putting the country’s credit rating at risk.

Credit market performance was particularly uneven for the reporting period given the exogenous geopolitical and global macroeconomic factors that piqued investor risk aversion. The European credit market fared slightly better than its U.S. peer given its relative insulation from the Energy sector and benefit from the European Central Bank’s (“ECB”)iii aggressive monetary stimulus program.

Q. How did we respond to these changing market conditions?

A. Throughout the reporting period, the Fund increased exposure to a variety of sovereign bonds, including those of Brazil, Portugal, Hungary, Mexico, Poland, South Africa, and Colombia — the last of which are hard-currency bonds denominated in U.S. dollars. With the exception of the Polish bonds, all other sovereign positions were partially hedged. After periods of rising yields, we believe these countries’ bonds and currencies offer attractive valuations and have started to exhibit signs of stabilization based on credible central bank or finance ministry decisions. We also held futures positions in long-dated U.S. Treasuries on the belief that long-term U.S. economic growth will continue to strengthen within a disinflationary backdrop and offers a hedge to continued investor risk aversion. We remained constructive on Spanish floating-rate MBS, which we believe provided a better risk-return profile. While the ECB credit and quantitative easing programs have been slow on the uptake, we believe that Eurozone MBS — and asset-backed securities in general — will benefit from the central bank’s purchase program. To date, European securitized debt markets have not yet seen the benefits of the ECB’s asset-backed securities purchase program (“ABSPP”)iv, though we remain constructive on certain segments given their attractive valuations.

The Fund started the period with all euro exposure completely hedged, as the currency climbed and Eurozone growth slowed; however, the euro made some

2	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

unexpected gains throughout this time frame and we responded in kind by reducing the hedge position. Europe and Japan still face structural headwinds, and in our opinion, these currencies will face additional downward pressure in the coming year. We believe the best approach in G3v currencies is to reduce euro and yen exposure relative to the U.S. dollar. We have a negative view toward the euro given ECB’s President Mario Draghi’s recent jawboning on the currency and his raising expectations of more forthcoming quantitative easing.

Performance review

For the twelve months ended October 31, 2015, Legg Mason BW Global Income Opportunities Fund Inc.
returned -15.64% based on its net asset value (“NAV”)vi and -17.68% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Indexvii, returned -3.08% for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned -3.83% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.90 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2015
Price Per Share	12-Month Total Return**
$15.08 (NAV)	-15.64	%†
$12.56 (Market Price)	-17.68	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The yield (i.e. income) of the Fund was the largest positive contributor to performance. The Fund benefited from currency decisions, futures positions, and select U.S. corporate bond positions. Underweight positions in the euro and Indian rupee benefited relative performance, as did credit positions in an industrials company, a U.S. investment bank, and three food processing companies with international operations.

The Fund’s derivatives exposures contributed to absolute performance during the period under review. Currency forwards and futures positions in a European equity index and long-dated U.S. Treasuries

*	For the tax character of distributions paid during the fiscal year ended October 31, 2015, please refer to page 37 of this report.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	3

Fund overview (cont’d)

provided the most significant benefit to performance.

Q. What were the leading detractors from performance?

A. Sovereign bond exposures generated the greatest negative returns. More specifically, Brazilian Government Bonds were the largest detractor to relative performance during the period. These bonds came under intense pressure by mid-2015 due to endemic issues such as a deepening recession, rising inflation, a fiscal crisis, and corruption scandals. Brazil’s ten-year bond yields rose by over 100 basis points in August 2015 alone. A falling Brazilian real and commodity prices only complicated the country’s deeply entrenched problems — which were reflected in Brazil’s bond yields. By the end of the reporting period, credit rating agencies downgraded Brazil’s hard currency debt to junk status. South African Government Bonds detracted from performance, also largely in part to the combination of domestic issues and falling commodity prices. South Africa’s current account deficit continued to widen throughout the year while the country’s largest industry, mining, slowed down due to labor unrest and falling commodity prices. Similar to Brazil, South Africa also faced a pending credit rating downgrade on its local and hard currency debt. All of these factors caused South African bond yields to rise during the period. Indonesian Government Bonds were another significant detractor to performance; the country’s rising bond yields illustrated the broader issues that many emerging markets faced during the latter half of 2015. Indonesian yields rose sharply by midyear, as a handful of Federal Open Market Committee (“FOMC”)ix members started to adopt a more hawkish tone regarding a prospective Federal Reserve Board (“Fed”)x rate hike. While Fed hawkishness was shortly thereafter tempered due to slowing economic growth in China, the country’s anemic growth affected emerging markets, particularly neighboring countries and trading partners like Indonesia. Indonesian bond yields continued to rise until the close of the period. Certain U.S. corporate bond positions also detracted, such as a chemical company and a few energy companies involved in domestic exploration and production.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason BW Global Income Opportunities Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

November 17, 2015

RISKS: The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund.

All investments are subject to risk, including the risk of loss. Fixed income securities are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. High yield securities (also known as “junk bonds”) are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund. The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position using derivatives theoretically could be unlimited.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	5

Fund overview (cont’d)

appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Sovereign Bonds (91.2%), Collateralized Mortgage Obligations (18.6%), Financials (15.8%), Consumer Discretionary (5.6%) and Telecommunication Services (5.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv

The asset-backed securities purchase program (“ABSPP”) was announced in October 2014 and expanded in January 2015; the program allows the ECB to purchase covered bonds, ABS, and public sector debt. The ABSPP will continue until September 2016 or until the ECB achieves its targeted inflation rate.

[v]	The three most systemically important central banks, including the Federal Reserve, European Central Bank, and Bank of Japan.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

ix

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[x]

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	7

Schedule of investments

October 31, 2015

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 91.2%
Brazil — 12.6%
Federative Republic of Brazil, Notes	10.000%	1/1/21	55,485,000	BRL	$11,688,660	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/23	88,000,000	BRL	17,556,120	(a)
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	43,100,000	BRL	10,627,083	(a)
Total Brazil					39,871,863
Colombia — 7.5%
Republic of Colombia, Senior Bonds	5.000%	6/15/45	26,800,000		23,919,000	(a)
Hungary — 11.2%
Republic of Hungary, Bonds	5.500%	6/24/25	8,523,000,000	HUF	35,440,680
Indonesia — 14.4%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	65,100,000,000	IDR	4,650,720
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	410,400,000,000	IDR	29,759,225
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	69,800,000,000	IDR	4,774,636
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	96,900,000,000	IDR	6,670,125
Total Indonesia					45,854,706
Italy — 0.2%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	1.500%	6/1/25	685,000	EUR	754,853
Mexico — 21.0%
United Mexican States, Senior Bonds	6.500%	6/10/21	24,250,000	MXN	1,553,860
United Mexican States, Senior Bonds	10.000%	12/5/24	19,230,000	MXN	1,493,103
United Mexican States, Senior Bonds	8.500%	5/31/29	224,690,000	MXN	16,255,154	(a)
United Mexican States, Senior Bonds	8.500%	11/18/38	405,979,500	MXN	29,789,617	(a)
United Mexican States, Senior Bonds	7.750%	11/13/42	261,100,000	MXN	17,780,322	(a)
Total Mexico					66,872,056
Poland — 4.2%
Republic of Poland, Bonds	4.000%	10/25/23	4,670,000	PLN	1,333,923	(a)
Republic of Poland, Bonds	3.250%	7/25/25	43,980,000	PLN	11,959,326
Total Poland					13,293,249
Portugal — 12.1%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	31,450,000	EUR	38,388,588	(a)(b)
South Africa — 6.8%
Republic of South Africa, Bonds	6.500%	2/28/41	397,225,000	ZAR	21,576,272	(a)
Spain — 1.0%
Kingdom of Spain, Senior Bonds	2.150%	10/31/25	2,740,000	EUR	3,143,163	(b)
United Kingdom — 0.2%
United Kingdom Treasury Gilt, Bonds	5.000%	3/7/25	385,000	GBP	757,484	(b)
Total Sovereign Bonds (Cost — $373,135,869)					289,871,914

See Notes to Financial Statements.

8	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — 18.6%
Banc of America Commercial Mortgage Trust, 2007-3 B	5.562%	6/10/49	1,770,000		$1,745,357	(c)
Bankinter Fondo de Titulizacion de Activos, 2013 A2	0.098%	7/17/49	1,665,074	EUR	1,760,480	(b)(c)
Chase Mortgage Finance Corp., 2007-A1 1A4	2.642%	2/25/37	1,642,852		1,607,859	(c)
Chase Mortgage Finance Corp., 2007-A1 2A2	2.658%	2/25/37	2,705,273		2,690,504	(c)
Chase Mortgage Finance Corp., 2007-A2 2A4	2.656%	7/25/37	1,417,874		1,377,707	(c)
Citigroup Commercial Mortgage Trust, 2007-C6 AJFX	5.711%	7/10/17	2,500,000		2,297,864	(c)(d)
Connecticut Avenue Securities, 2014-C03 2M2	3.094%	7/25/24	2,000,000		1,802,332	(c)
Connecticut Avenue Securities, 2015-C01 2M2	4.744%	2/25/25	3,000,000		2,950,640	(c)
Fondo de Titulizacion de Activos UCI, 2016 A2	0.112%	6/16/49	2,710,152	EUR	2,421,890	(b)(c)
Hipocat Fondo de Titulizacion de Activos, HIPO-11 A2	0.081%	1/15/50	1,250,577	EUR	1,094,330	(b)(c)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.103%	3/22/44	2,794,861	EUR	2,508,272	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AM	5.466%	6/12/47	950,000		984,741	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AM	6.009%	2/15/51	1,760,000		1,870,135	(c)
Kensington Mortgage Securities PLC, 2007-1X B1B	0.814%	6/14/40	916,228	EUR	819,651	(b)(c)
Kildare Securities Ltd., 2007-1 A3	0.165%	12/10/43	2,589,661	EUR	2,666,695	(b)(c)
Magellan Mortgages PLC, 2002 B	1.048%	7/18/36	200,000	EUR	198,802	(b)(c)
Magellan Mortgages PLC, 2004 A	0.229%	7/20/59	2,913,381	EUR	2,715,415	(b)(c)
RMAC Securities PLC, 2006-NS1X B1C	0.844%	6/12/44	509,099	EUR	444,787	(b)(c)
RMAC Securities PLC, 2006-NS4X B1C	0.814%	6/12/44	1,663,109	EUR	1,441,258	(b)(c)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 A2	0.116%	2/17/50	1,824,348	EUR	1,946,438	(b)(c)
Structured Agency Credit Risk Debt Notes, 2014-DN4 M3	4.747%	10/25/24	5,000,000		4,988,911	(c)
TDA CAM Fondo de Titulizacion de Activos, 2004 A	0.050%	6/26/39	4,360,456	EUR	4,644,228	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2005 A	0.067%	10/26/43	2,420,088	EUR	2,483,639	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.098%	2/26/49	148,830	EUR	149,592	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2009 A2	0.126%	4/28/50	2,723,683	EUR	2,671,281	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2009 A3	0.136%	4/28/50	4,368,029	EUR	4,284,225	(b)(c)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.093%	6/22/40	1,591,237	EUR	1,672,508	(b)(c)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.110%	12/28/50	2,436,049	EUR	2,517,185	(b)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C26 AJ	6.000%	6/15/45	400,000		405,356	(c)
Total Collateralized Mortgage Obligations (Cost — $67,043,542)					59,162,082
Corporate Bonds & Notes — 34.5%
Consumer Discretionary — 3.3%
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	1,000,000		1,000,000
Diversified Consumer Services — 0.3%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	870,000		904,800	(a)

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	9

Schedule of investments (cont’d)

October 31, 2015

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — 0.2%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	2,960,000	BRL	$656,081	(d)
Media — 2.1%
Altice Luxembourg SA, Senior Secured Bonds	7.250%	5/15/22	1,115,000	EUR	1,193,925	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	3/15/21	940,000		972,900
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000		1,064,762	(a)
CSC Holdings LLC, Senior Bonds	5.250%	6/1/24	1,130,000		996,649
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	200,000		201,000	(d)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	400,000		401,000	(d)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	1,174,500	GBP	1,801,555	(d)
Total Media					6,631,791
Specialty Retail — 0.4%
Edcon Ltd., Senior Secured Notes	9.500%	3/1/18	325,000	EUR	225,154	(d)
Edcon Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		204,750	(a)(d)
New Look Secured Issuer PLC, Senior Secured Bonds	6.500%	7/1/22	550,000	GBP	852,229	(d)
Total Specialty Retail					1,282,133
Total Consumer Discretionary					10,474,805
Consumer Staples — 3.2%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	9.750%	11/17/15	6,230,000	BRL	1,621,895	(a)
Food Products — 1.4%
Agrokor DD, Senior Notes	8.875%	2/1/20	730,000		785,334	(d)
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	540,000	GBP	799,165	(d)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	1,735,000		1,791,388	(a)(d)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	1,127,000		1,212,823	(a)(d)
Total Food Products					4,588,710
Tobacco — 1.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,625,000		2,270,625	(a)
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	1,740,000		1,863,975	(a)
Total Tobacco					4,134,600
Total Consumer Staples					10,345,205
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	1,075,000		779,375	(a)
Denbury Resources Inc., Senior Notes	5.500%	5/1/22	770,000		542,850
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	620,000		148,800
Tullow Oil PLC, Senior Notes	6.250%	4/15/22	555,000		420,690	(d)
Total Energy					1,891,715

See Notes to Financial Statements.

10	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 15.8%
Banks — 8.3%
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	12,600,000		$17,601,784	(a)
Barclays PLC, Junior Subordinated Bonds	7.875%	9/15/22	540,000	GBP	845,783	(b)(c)(e)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		7,807,171	(a)
Total Banks					26,254,738
Capital Markets — 6.6%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000		5,110,265	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		15,769,357	(a)
Total Capital Markets					20,879,622
Diversified Financial Services — 0.1%
CPUK Finance Ltd., Secured Notes	7.000%	8/28/20	320,000	GBP	502,376	(d)
Real Estate Investment Trusts (REITs) — 0.8%
Equinix Inc., Senior Notes	5.375%	4/1/23	1,265,000		1,321,925	(a)
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	165,000		175,313	(d)
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	955,000		1,005,137	(a)
Total Real Estate Investment Trusts (REITs)					2,502,375
Total Financials					50,139,111
Health Care — 1.0%
Health Care Providers & Services — 1.0%
DaVita HealthCare Partners Inc., Senior Notes	5.750%	8/15/22	1,500,000		1,580,625	(a)
HCA Inc., Senior Secured Notes	5.000%	3/15/24	845,000		872,462
Tenet Healthcare Corp., Senior Secured Notes	4.750%	6/1/20	845,000		861,900
Total Health Care					3,314,987
Industrials — 1.6%
Aerospace & Defense — 0.5%
Triumph Group Inc., Senior Notes	5.250%	6/1/22	1,675,000		1,513,781	(a)
Commercial Services & Supplies — 0.3%
Safway Group Holding LLC/Safway Finance Corp., Secured Notes	7.000%	5/15/18	1,065,000		1,099,613	(a)(d)
Construction & Engineering — 0.3%
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	1,820,000	EUR	930,634	(d)
Trading Companies & Distributors — 0.5%
Fly Leasing Ltd., Senior Notes	6.750%	12/15/20	1,500,000		1,578,750	(a)
Total Industrials					5,122,778
Information Technology — 0.4%
Electronic Equipment, Instruments & Components — 0.1%
Anixter Inc., Senior Notes	5.125%	10/1/21	470,000		482,925

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	11

Schedule of investments (cont’d)

October 31, 2015

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — 0.3%
VeriSign Inc., Senior Notes	4.625%	5/1/23	800,000		$805,440	(a)
Total Information Technology					1,288,365
Materials — 2.0%
Chemicals — 1.5%
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	2,035,000		1,734,837	(a)
Ineos Finance PLC, Senior Secured Bonds	4.000%	5/1/23	1,180,000	EUR	1,248,928	(d)
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	340,000		243,848
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	1,380,000		1,438,650	(d)
Total Chemicals					4,666,263
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.250%	1/15/22	800,000	EUR	890,167	(d)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	800,000		764,000	(d)
Total Containers & Packaging					1,654,167
Total Materials					6,320,430
Telecommunication Services — 5.2%
Diversified Telecommunication Services — 2.1%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,670,000		2,376,300	(d)
Interoute Finco PLC, Senior Secured Bonds	7.375%	10/15/20	440,000	EUR	512,683	(d)
Telecom Italia Capital SA, Senior Notes	6.375%	11/15/33	2,215,000		2,152,449	(a)
Unitymedia GmbH, Senior Notes	3.750%	1/15/27	350,000	EUR	345,428	(d)
Wind Acquisition Finance SA, Senior Bonds	7.375%	4/23/21	1,350,000		1,363,500	(d)
Total Diversified Telecommunication Services					6,750,360
Wireless Telecommunication Services — 3.1%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	350,000	EUR	390,410	(d)
Matterhorn Telecom SA, Senior Secured Bonds	3.875%	5/1/22	520,000	EUR	526,444	(d)
Oi SA, Senior Notes	5.750%	2/10/22	8,915,000		5,616,450	(a)(d)
Sprint Corp., Senior Notes	7.250%	9/15/21	2,000,000		1,842,500
T-Mobile USA Inc., Senior Notes	6.500%	1/15/24	1,335,000		1,358,363	(a)
Total Wireless Telecommunication Services					9,734,167
Total Telecommunication Services					16,484,527
Utilities — 1.4%
Electric Utilities — 0.4%
Viridian Group FundCo II Ltd., Senior Secured Notes	7.500%	3/1/20	1,225,000	EUR	1,351,147	(d)
Gas Utilities — 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	6.500%	5/20/21	1,449,000		1,503,337	(a)

See Notes to Financial Statements.

12	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Water Utilities — 0.5%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	950,000	GBP	$1,466,716	(b)
Total Utilities					4,321,200
Total Corporate Bonds & Notes (Cost — $112,027,447)					109,703,123
Municipal Bonds — 0.8%
Georgia — 0.8%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,230,000		1,464,450	(a)
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	915,000		1,058,884	(a)
Total Municipal Bonds (Cost — $2,422,777)					2,523,334
Senior Loans — 1.0%
Consumer Discretionary — 0.4%
Media — 0.4%
Adria Topco BV, EUR PIK Term Loan	9.000%	7/8/2019	1,092,025	EUR	1,231,867	(f)(g)(h)
Health Care — 0.6%
Pharmaceuticals — 0.6%
Capsugel Holdings U.S. Inc., USD Term Loan B	3.500%	8/1/18	1,823,629		1,820,209	(f)(g)
Total Senior Loans (Cost — $3,272,994)					3,052,076

			Shares
Common Stocks — 2.5%
Consumer Discretionary — 1.9%
Diversified Consumer Services — 1.9%
StoneMor Partners LP			196,000		6,034,840	(a)
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
BP Prudhoe Bay Royalty Trust			50,000		1,965,000
Total Common Stocks (Cost — $8,377,799)					7,999,840
Total Investments before Short-Term Investments (Cost — $566,280,428)					472,312,369
Short-Term Investments — 0.6%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $1,937,376)	0.137%		1,937,376		1,937,376
Total Investments — 149.2% (Cost — $568,217,804#)					474,249,745
Mandatory Redeemable Preferred Stock, at Liquidation Value — (15.7)%					(50,000,000)
Liabilities in Excess of Other Assets — (33.5)%					(106,386,531)
Total Net Assets Applicable to Common Shareholders — 100.0%					$317,863,214

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

Legg Mason BW Global Income Opportunities Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

#	Aggregate cost for federal income tax purposes is $569,136,877.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
PLN	— Polish Zloty
ZAR	— South African Rand

See Notes to Financial Statements.

14	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Summary of Investments by Country* (unaudited)
United States	23.2%
Mexico	14.1
Brazil	10.0
Indonesia	9.7
Portugal	8.1
Hungary	7.5
Spain	6.8
Colombia	5.0
South Africa	4.6
United Kingdom	3.0
Poland	2.8
Ireland	1.7
Italy	0.9
Luxembourg	0.6
Jamaica	0.5
Belgium	0.3
Netherlands	0.3
Croatia	0.2
Argentina	0.1
France	0.1
Germany	0.1
Short-Term Investments	0.4
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2015 and are subject to change.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	15

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $568,217,804)	$474,249,745
Foreign currency, at value (Cost — $353,982)	353,688
Cash	10,671,233
Interest receivable	8,226,491
Deposits with brokers for open futures contracts	3,356,303
Receivable from broker — variation margin on open futures contracts	2,054,562
Unrealized appreciation on forward foreign currency contracts	1,950,947
Receivable for securities sold	376,575
OTC swaps, at value (premiums paid — $129,021)	53,796
Prepaid expenses	22,921
Total Assets	501,316,261

Liabilities:
Loan payable (Note 5)	132,300,000
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 500 shares issued and outstanding) (net of deferred offering costs of $722,125) (Note 6)	49,277,875
Unrealized depreciation on forward foreign currency contracts	839,543
Investment management fee payable	362,583
Foreign currency collateral for open futures contracts overdraft, at value (Cost — $82)	90
Distributions payable to Mandatory Redeemable Preferred Stockholders	351,043
OTC swaps, at value (premiums received — $24,364)	56,013
Interest payable (Note 5)	36,315
Payable for open OTC swap contracts	11,864
Directors’ fees payable	6,805
Payable for securities purchased	628
Deposits from brokers for centrally cleared swap contracts	32
Accrued expenses	210,256
Total Liabilities	183,453,047
Total Net Assets Applicable to Common Shareholders	$317,863,214

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 21,076,754 shares issued and outstanding; 100,000,000 shares authorized)	$21,077
Paid-in capital in excess of par value	399,090,256
Undistributed net investment income	16,312,023
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(6,457,865)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(91,102,277)
Total Net Assets Applicable to Common Shareholders	$317,863,214

Common Shares Outstanding	21,076,754

Net Asset Value Per Common Share	$15.08

See Notes to Financial Statements.

16	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Interest	$31,944,997
Dividends	656,553
Less: Foreign taxes withheld	(465,184)
Total Investment Income	32,136,366

Expenses:
Investment management fee (Note 2)	4,594,418
Excise tax (Note 1)	1,485,298
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 6)	1,174,093
Interest expense (Note 5)	1,113,889
Custody fees	216,986
Transfer agent fees	110,794
Amortization of preferred stock offering costs (Note 6)	108,381
Directors’ fees	84,312
Audit and tax fees	64,360
Legal fees	56,218
Fund accounting fees	46,569
Shareholder reports	29,736
Stock exchange listing fees	21,211
Insurance	7,926
Rating agency fees	6,236
Miscellaneous expenses	26,896
Total Expenses	9,147,323
Net Investment Income	22,989,043

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(12,340,082)
Futures contracts	(585,855)
Swap contracts	(144,380)
Foreign currency transactions	11,372,167
Net Realized Loss	(1,698,150)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(82,369,048)	‡
Futures contracts	2,070,572
Swap contracts	(106,874)
Foreign currencies	(3,076,849)
Change in Net Unrealized Appreciation (Depreciation)	(83,482,199)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(85,180,349)
Decrease in Net Assets Applicable to Common Shareholders from Operations	$(62,191,306)

‡	Net of change in accrued foreign capital gains tax of $(22,355).

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment income	$22,989,043	$30,035,236
Net realized gain (loss)	(1,698,150)	15,137,672
Change in net unrealized appreciation (depreciation)	(83,482,199)	(4,087,602)
Increase (Decrease) in Net Assets Applicable to Common Shareholders from Operations	(62,191,306)	41,085,306

Distributions to Common Shareholders From (Note 1):
Net investment income	(21,707,298)	(21,787,673)
Net realized gains	(18,338,534)	(15,623,565)
Decrease in Net Assets from Distributions to Common Shareholders	(40,045,832)	(37,411,238)
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(102,237,138)	3,674,068

Net Assets Applicable to Common Shareholders:
Beginning of year	420,100,352	416,426,284
End of year*	$317,863,214	$420,100,352
*Includes undistributed net investment income of:	$16,312,023	$13,119,387

See Notes to Financial Statements.

18	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Statement of cash flows

For the Year Ended October 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(62,191,306)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(179,591,663)
Sales of portfolio securities	129,550,838
Net purchases, sales and maturities of short-term investments	13,017,399
Payment-in-kind	(105,065)
Net amortization of premium (accretion of discount)	(674,665)
Decrease in receivable for securities sold	3,252,465
Decrease in interest receivable	1,708,831
Increase in receivable from broker — variation margin on open futures contracts	(2,054,562)
Increase in prepaid expenses	(9,057)
Increase in deposits with brokers for open futures contracts	(3,274,185)
Increase in net premiums received for OTC swap contracts	24,364
Increase in net premiums paid for OTC swap contracts	(129,021)
Increase in payable for open OTC swap contracts	11,864
Increase in distributions payable for Mandatory Redeemable Preferred Stockholders	351,043
Decrease in payable for securities purchased	(3,639,243)
Decrease in investment management fee payable	(36,808)
Increase in deposits from brokers for centrally cleared swaps	32
Increase in Directors’ fees payable	2,552
Increase in interest payable	2,170
Increase in accrued expenses	49,192
Decrease in payable to broker — variation margin on open futures contracts	(16,365)
Deferred preferred stock offering costs	(722,125)
Net realized loss on investments	12,340,082
Change in unrealized depreciation of investments, OTC swap contracts and forward foreign currency transactions	85,710,265
Net Cash Provided by Operating Activities*	(6,422,968)

Cash Flows from Financing Activities:
Distributions paid on common stock	(40,045,832)
Proceeds from offering of Mandatory Redeemable Preferred Stock	50,000,000
Increase in foreign currency collateral overdraft	90
Net Cash Used in Financing Activities	9,954,258
Net Increase in Cash	3,531,290
Cash at Beginning of Year	7,493,631
Cash at End of Year	$11,024,921

*	Included in operating expenses is cash of $1,111,719 paid for interest on borrowings.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	19

Financial highlights

For a common share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2015[1]	2014[1]	2013[1]	2012[1,2]

Net asset value, beginning of year	$19.93	$19.76	$20.99	$19.06 [3]

Income (loss) from operations:
Net investment income	1.09	1.43	1.43	0.82
Net realized and unrealized gain (loss)	(4.04)	0.52	(1.23)	1.82
Total income (loss) from operations	(2.95)	1.95	0.20	2.64

Less distributions to common shareholders from:
Net investment income	(1.03)	(1.04)	(0.97)	(0.52)
Net realized gains	(0.87)	(0.74)	(0.46)	(0.19)
Total distributions to common shareholders	(1.90)	(1.78)	(1.43)	(0.71)

Net asset value, end of year	$15.08	$19.93	$19.76	$20.99

Market price, end of year	$12.56	$17.32	$17.40	$19.43
Total return, based on NAV[4,5]	(15.64)%	10.39%	0.82%	14.07%
Total return, based on Market Price[6]	(17.68)%	10.24%	(3.41)%	0.80%

Net assets applicable to common shareholders, end of year (000s)	$317,863	$420,100	$416,426	$442,416

Ratios to average net assets:
Gross expenses	2.45%	1.74%	1.71%	1.50%[7]
Net expenses	2.45	1.74	1.71	1.48 [7,8]
Net investment income	6.16	7.15	6.81	7.00 [7]

Portfolio turnover rate	25%	62%	108%	49%

Supplemental data:
Loan Outstanding, End of Year (000s)	$132,300	$132,300	$156,000	$135,000
Asset Coverage Ratio for Loan Outstanding[9]	378%	418%	367%	428%
Asset Coverage, per $1,000 principal amount of Loan Outstanding[9]	$3,781	$4,175 [10]	$3,669 [10]	$4,277 [10]
Weighted Average Loan (000s)	$132,300	$145,365	$148,547	$107,842
Weighted Average Interest Rate on Loans	0.84%	0.81%	0.85%	0.88%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$50,000	—	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[11]	274%	—	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[11]	$274,363	—	—	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 28, 2012 (commencement of operations) to October 31, 2012.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

See Notes to Financial Statements.

20	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The investment manager has agreed to reimburse all organizational expenses (Note 2).

[9]	Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan outstanding at the end of the period.

[10]	Added to conform to current period presentation.

[11]

Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

22	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	23

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$289,871,914	—	$289,871,914
Collateralized mortgage obligations	—	59,162,082	—	59,162,082
Corporate bonds & notes	—	109,703,123	—	109,703,123
Municipal bonds	—	2,523,334	—	2,523,334
Senior loans	—	3,052,076	—	3,052,076
Common stocks	$7,999,840	—	—	7,999,840
Total long-term investments	$7,999,840	$464,312,529	—	$472,312,369
Short-term investments†	1,937,376	—	—	1,937,376
Total investments	$9,937,216	$464,312,529	—	$474,249,745
Other financial instruments:
Futures contracts	$2,054,144	—	—	$2,054,144
Forward foreign currency contracts	—	$1,950,947	—	1,950,947
OTC credit default swaps on corporate issues — buy protection‡	—	53,796	—	53,796
Total other financial instruments	$2,054,144	$2,004,743	—	$4,058,887
Total	$11,991,360	$466,317,272	—	$478,308,632

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$839,543	—	$839,543
OTC credit default swaps on corporate issues — buy protection‡	—	56,013	—	56,013
Total	—	$895,556	—	$895,556

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

24	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	25

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. . Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2015, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended October 31, 2015, see Note 4.

26	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	27

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

28	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	29

Notes to financial statements (cont’d)

assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2015, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $895,556. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make regular monthly distributions to common shareholders at a fixed

30	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to common shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 6 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as dividends or distributions. The character of distributions to MRPS holders made during the year may differ from their ultimate characterization for federal income tax purposes.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $1,485,298 of Federal excise taxes attributable to calendar year 2014 in March 2015.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	31

Notes to financial statements (cont’d)

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$1,485,298	—	$(1,485,298)
(b)	425,593	$(425,593)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Brandywine Global Investment Management, LLC (“Brandywine”) is the Fund’s subadviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. LMPFA delegates to Brandywine the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$179,591,663
Sales	129,550,838

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,221,860
Gross unrealized depreciation	(113,108,992)
Net unrealized depreciation	$(94,887,132)

32	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

At October 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Buy:
Dax Index	54	12/15	$14,295,310	$16,061,850	$1,766,540
U.S. Treasury Long-Term Bonds	177	12/15	27,401,834	27,689,438	287,604
Net unrealized appreciation on open futures contracts					$2,054,144

At October 31, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,474,566	BRL	8,805,000	HSBC Bank USA, N.A.	11/6/15	$192,751
EUR	310,000	USD	344,931	Barclays Bank PLC	11/13/15	(3,998)
USD	3,613,428	EUR	3,120,000	Barclays Bank PLC	11/13/15	182,108
USD	1,697,219	EUR	1,550,000	Citibank, N.A.	11/13/15	(7,443)
USD	34,415,221	EUR	31,430,000	Citibank, N.A.	11/13/15	(150,928)
USD	18,965,054	EUR	17,320,000	Citibank, N.A.	11/13/15	(83,171)
USD	2,135,211	EUR	1,950,000	Citibank, N.A.	11/13/15	(9,364)
USD	974,532	EUR	890,000	Citibank, N.A.	11/13/15	(4,274)
EUR	2,235,000	USD	2,478,637	Goldman Sachs Group Inc.	11/13/15	(20,624)
EUR	2,215,000	USD	2,450,898	HSBC Bank USA, N.A.	11/13/15	(14,880)
USD	1,793,394	EUR	1,595,000	HSBC Bank USA, N.A.	11/13/15	39,242
USD	492,494	EUR	440,000	HSBC Bank USA, N.A.	11/13/15	8,590
USD	1,543,997	EUR	1,360,000	HSBC Bank USA, N.A.	11/13/15	48,294
EUR	205,000	USD	232,543	JPMorgan Chase & Co.	11/13/15	(7,087)
EUR	1,950,000	USD	2,177,503	JPMorgan Chase & Co.	11/13/15	(32,928)
EUR	685,000	USD	763,259	JPMorgan Chase & Co.	11/13/15	(9,908)
EUR	700,000	USD	775,552	JPMorgan Chase & Co.	11/13/15	(5,705)
EUR	2,765,000	USD	3,060,841	Morgan Stanley	11/13/15	(19,944)
USD	95,473	EUR	85,000	Morgan Stanley	11/13/15	1,992
USD	1,704,302	EUR	1,500,000	Morgan Stanley	11/13/15	54,629
USD	1,585,660	EUR	1,385,000	Morgan Stanley	11/13/15	62,462
USD	1,662,969	EUR	1,465,000	Morgan Stanley	11/13/15	51,788
USD	767,297	EUR	695,000	Morgan Stanley	11/13/15	2,948
USD	2,870,342	EUR	2,595,000	Morgan Stanley	11/13/15	16,408
JPY	816,500,000	USD	6,823,654	Citibank, N.A.	12/4/15	(55,488)
JPY	979,500,000	USD	8,145,584	Citibank, N.A.	12/4/15	(26,272)
JPY	599,000,000	USD	5,005,549	Citibank, N.A.	12/4/15	(40,293)
JPY	599,000,000	USD	5,006,222	Citibank, N.A.	12/4/15	(40,967)
COP	59,950,000,000	USD	20,128,257	HSBC Bank USA, N.A.	12/9/15	479,213
GBP	315,000	USD	487,277	Goldman Sachs Group Inc.	12/14/15	(1,768)
USD	830,040	GBP	545,000	Goldman Sachs Group Inc.	12/14/15	(9,968)
USD	2,712,805	GBP	1,765,000	HSBC Bank USA, N.A.	12/14/15	(7,587)
USD	215,180	GBP	140,000	HSBC Bank USA, N.A.	12/14/15	(602)

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	33

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	765,179	GBP	500,000	Morgan Stanley	12/14/15	$(5,470)
INR	1,916,000,000	USD	28,336,907	Barclays Bank PLC	12/16/15	757,832
HUF	1,004,000,000	USD	3,624,549	HSBC Bank USA, N.A.	12/16/15	(73,902)
USD	1,574,667	MXN	26,100,000	Barclays Bank PLC	1/13/16	2,421
MXN	172,820,000	USD	10,364,018	HSBC Bank USA, N.A.	1/13/16	46,541
USD	747,684	MXN	12,350,000	HSBC Bank USA, N.A.	1/13/16	3,728
USD	785,705	MXN	13,100,000	HSBC Bank USA, N.A.	1/13/16	(3,430)
ZAR	93,500,000	USD	6,874,495	HSBC Bank USA, N.A.	1/13/16	(203,542)
Total						$1,111,404

Abbreviations used in this table:
BRL	— Brazilian Real
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
USD	— United States Dollar
ZAR	— South African Rand

At October 31, 2015, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount2,*		Termination Date	Implied Credit Spread at October 31, 2015[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Capital Markets Inc. (Banco Bilbao Vizcaya Argentari)	1,630,000	EUR	12/20/20	1.21%	1.000% quarterly	$20,231	$44,475	$(24,244)
Citigroup Capital Markets Inc. (Banco Santander SA)	1,630,000	EUR	12/20/20	1.23%	1.000% quarterly	18,356	48,817	(30,461)
Citigroup Capital Markets Inc. (Standard Chartered Bank)	1,505,000	EUR	12/20/20	1.13%	1.000% quarterly	7,592	16,903	(9,311)
Citigroup Capital Markets Inc. (HSBC Bank PLC)	1,505,000	EUR	12/20/20	0.68%	1.000% quarterly	(28,006)	(12,928)	(15,078)
JPMorgan Chase & Co. (Standard Chartered Bank)	1,510,000	EUR	12/20/20	1.00%	1.000% quarterly	7,617	18,826	(11,209)
JPMorgan Chase & Co. (HSBC Bank PLC)	1,505,000	EUR	12/20/20	0.68%	1.000% quarterly	(28,007)	(11,436)	(16,571)
Total						$(2,217)	$104,657	$(106,874)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

34	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation used in this table:
EUR	— Euro

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts[2]	$287,604	—	—	$1,766,540	$2,054,144
OTC swap contracts[3]	—	—	$53,796	—	53,796
Forward foreign currency contracts	—	$1,950,947	—	—	1,950,947
Total	$287,604	$1,950,947	$53,796	$1,766,540	$4,058,887

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[3]	—	$56,013	$56,013
Forward foreign currency contracts	$839,543	—	839,543
Total	$839,543	$56,013	$895,556

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	35

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$413,394	—	—	$(999,249)	$(585,855)
Swap contracts	—	—	$(144,380)	—	(144,380)
Forward foreign currency contracts [1]	—	$13,162,525	—	—	13,162,525
Total	$413,394	$13,162,525	$(144,380)	$(999,249)	$12,432,290

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$304,032	—	—	$1,766,540	$2,070,572
Swap contracts	—	—	$(106,874)	—	(106,874)
Forward foreign currency contracts [1]	—	$(3,234,343)	—	—	(3,234,343)
Total	$304,032	$(3,234,343)	$(106,874)	$1,766,540	$(1,270,645)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended October 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$12,653,006
Futures contracts (to sell)†	311,038
Forward foreign currency contracts (to buy)	67,302,589
Forward foreign currency contracts (to sell)	87,826,686

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,380,482
Credit default swap contracts (to sell protection)†	1,408,654

†	At October 31, 2015, there were no open positions held in this derivative.

36	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$2,054,562	—	$2,054,562
OTC swap contracts	53,796	—	53,796
Forward foreign currency contracts	1,950,947	—	1,950,947
Total	$4,059,305	—	$4,059,305

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
OTC swap contracts	$56,013	—	$56,013
Forward foreign currency contracts	839,543	—	839,543
Total	$895,556	—	$895,556

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which allows the Fund to borrow up to an aggregate amount of $200,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the lender. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the year ended October 31, 2015 was $1,113,889. For the year ended October 31, 2015, based on the number of days during the reporting period that the Fund had a loan outstanding, the average daily loan balance was $132,300,000 and the weighted average interest rate was 0.84%. At October 31, 2015, the Fund had $132,300,000 of borrowings outstanding subject to the terms of this credit agreement.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	37

Notes to financial statements (cont’d)

6. Mandatory redeemable preferred stock

On February 18, 2015, the Fund completed a private placement of $50,000,000 fixed rate Mandatory Redeemable Preferred Stock (“MRPS”). Net proceeds from the offering were used to make new portfolio investments and for general corporate purposes. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

The table below summarizes the key terms of each series of the MRPS at October 31, 2015.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series A	2/18/2020	3.29%	400	$100,000	$40,000,000	$39,142,351
Series B	2/18/2022	3.58%	100	$100,000	$10,000,000	$9,668,776

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make-whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

At October 31, 2015, the Fund was in compliance with the asset coverage and basic maintenance requirements of the MRPS.

38	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

7. Distributions subsequent to October 31, 2015

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/20/2015	11/27/2015	$0.1300
12/18/2015	12/24/2015	$0.1300
1/22/2016	1/29/2016	$0.1300
2/19/2016	2/26/2016	$0.1300

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$27,672,624	$32,563,585
Net long-term capital gains	12,373,208	4,847,653
Total taxable distributions	$40,045,832	$37,411,238

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$18,614,210
Deferred capital losses*	(3,813,518)
Other book/tax temporary differences(a)	(4,027,461)
Unrealized appreciation (depreciation)(b)	(92,021,350)
Total accumulated earnings (losses) — net	$(81,248,119)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the basis of partnership interests.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2015-03 (“ASU 2015-03”), Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the balance sheet as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	39

Notes to financial statements (cont’d)

10. Subsequent event

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

40	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason BW Global Income Opportunities Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from March 28, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason BW Global Income Opportunities Fund Inc. as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from March 28, 2012 (commencement of operations) to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2015

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Annual Report	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

42	Legg Mason BW Global Income Opportunities Fund Inc.

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University, formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Legg Mason BW Global Income Opportunities Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly, Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

44	Legg Mason BW Global Income Opportunities Fund Inc.

Interested Director and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	147
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Global Income Opportunities Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

46	Legg Mason BW Global Income Opportunities Fund Inc.

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[2]	Senior Vice President
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2016, year 2017 and year 2018, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.

[3]

Effective August 1, 2015, Ms. Trust became a Director. In addition, Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Legg Mason BW Global Income Opportunities Fund Inc.	47

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Legg Mason BW Global Income Opportunities Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Legg Mason BW Global Income Opportunities Fund Inc.	49

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s

50	Legg Mason BW Global Income Opportunities Fund Inc.

investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at
1-888-888-0151.

Legg Mason BW Global Income Opportunities Fund Inc.	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	Monthly	Monthly	6/19/2015	Monthly	10/23/2015
Payable date:	November 2014 through December 2014	January 2015 through May 2015	6/26/2015	July 2015 through September 2015	10/30/2015
Foreign source income*	62.95%	62.95%	62.95%	62.95%	62.95%
Foreign taxes paid per share	$0.000731	$0.000731	$0.002643	$0.000731	$0.000536
Qualified short-term capital gain dividend**	$0.019727	$0.019721	$0.071299	$0.019721	$0.014508
Long-term capital gain dividend	$0.040917	$0.040924	$0.147956	$0.040924	$0.029873

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

**	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

52	Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason

BW Global Income Opportunities Fund Inc.

Directors

Robert D, Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective August 1, 2015, Ms. Trust became a Director, Chairman, President and Chief Executive Officer.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

BWG

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Legg Mason BW Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

BWXX015179 12/15 SR15-2657

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $58,600 in 2014 and $59,200 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,840 in 2014 and $3,880 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason BW Global Income Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason BW Global Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason BW Global Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason BW Global Income Opportunity Fund Inc. during the reporting period were $0 in 2015.

(h) Yes. Legg Mason BW Global Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason BW Global Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Brandywine Global Investment Management, LLC (“Brandywine Global”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Brandywine Global will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that Brandywine Global may so consult and agree with each other) regarding the voting of any securities owned by its clients.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

Proxy Voting

I. Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

(i) has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

(ii) without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary. At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II. General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III. How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV. Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

V. Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

(1) Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

A. Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

B. Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

C. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

(2) Procedures for Assessing Materiality of Conflicts of Interest

A.	All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A.must be brought to the attention of the Investment Committee for resolution.

B.	The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

C.	If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

(3) Procedures for Addressing Material Conflicts of Interest

A. If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(i) confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

(ii) confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

(iii) in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iv) disclosing the conflict to clients and obtaining their consent before voting;

(v) suggesting to clients that they engage another party to vote the proxy on their behalf; or

(vi) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

B. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI. Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

(1) Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

(2) Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. Proxy Voting-Related Disclosures

(1) Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

(2) Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

VIII. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

•	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

•	a copy of each proxy statement that Brandywine Global receives regarding client securities;

•	a record of each vote cast by Brandywine Global on behalf of a client;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

•	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and—records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A

Proxy Voting Guidelines

Brandywine Global Fixed Income Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NAME AND ADDRESS*	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
David F. Hoffman	2012	Co-lead portfolio manager for Brandywine’s global fixed-income and related strategies. He joined Brandywine in 1995. Previously, Mr. Hoffman was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). Mr. Hoffman is a CFA charterholder and earned a B.A. in Art History from Williams College. He is a member of the firm’s Executive Board, currently serving as the Board’s chair.

Stephen S. Smith	2012	Co-lead portfolio manager for Brandywine’s global fixed-income and related strategies. He joined Brandywine in 1991 to diversify the firm’s investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980). Steve earned a B.S. in Economics and Business Administration from Xavier University, where he is currently chair of the university’s foundation and is a member of the board of trustees. He is a member of the firm’s Executive Board. Steve is also a member of the Board of Trustees at both St. Mary’s Villa for Children and Families, a provider of services for abused and neglected children, and the Winterthur Museum & Country Estate, a nonprofit, educational institution.

Jack P. McIntyre	2012	As portfolio manager and senior research analyst for the Firm’s Global Fixed Income and related strategies, Jack provides valuable analytical and strategic insight. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Jack is a CFA charterholder and earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Gerhardt (Gary) P. Herbert	2012	Portfolio manager for Brandywine’s fixed income group, with a concentration in high-yield securities. He joined Brandywine in March 2010, bringing with him over 10 years of high yield experience. Previously, Mr. Herbert was Managing Director, Portfolio Manager with Guggenheim Partners, LLC (2009-2010); Managing Director, Portfolio Manager with Dreman Value Management, LLC (2007-2009); Executive Director, Portfolio Manager (1999-2007) and Associate (1994-1998) with Morgan Stanley Investment Management; Analyst with Aronson + Fogler Investments (1994), and Senior Analyst with SEI Investments (1992-1994). Mr. Herbert earned his M.B.A. with Honors from Columbia University, and a Bachelor Degree from Villanova University. He also holds his Chartered Financial Analyst certification.

Brian L. Kloss	2012	Portfolio manager for Brandywine’s fixed income group, with a concentration in high yield securities. He joined Brandywine in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). He earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Regina Borromeo	2012	Ms. Borromeo is a portfolio manager for Fixed Income, with a concentration in High Yield securities. She joined Brandywine Global Investment Management (Europe) Limited in December 2010, bringing with her ten years of investing experience. Previously, she was a Vice President—Portfolio Manager and Senior Credit Analyst, Global Fixed Income with Morgan Stanley Investment Management PLC in London (2007-2010) and held various Fixed Income Analyst positions with Morgan Stanley Investment Management in Philadelphia (2001-2007). She earned her Bachelor of Arts in Communications from the University of Pennsylvania and accomplished numerous athletic achievements in squash and tennis, including winning a bronze medal as a member of the Philippine National Squash team in the 1999 and 2005 South East Asian Games. Regina is based in London.

*	The address for each portfolio manager is Brandywine, 2929 Arch Street, Philadelphia, Pennsylvania 19104, unless otherwise indicated.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2015.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Other Accounts Managed	# of Other Accounts	Total Assets ($)		# with Performance Fee	Total Assets with Performance Fee ($)
Stephen S. Smith	Other Registered Investment Companies	7	$5.7	billion	None	None
	Other Pooled Vehicles	42	$17.1	billion	3	$587.5	million
	Other Accounts	97	$27.8	billion	17	$11.6	billion
David F. Hoffman	Other Registered Investment Companies	6	$5.6	billion	None	None
	Other Pooled Vehicles	42	$17.1	billion	3	$587.5	million
	Other Accounts	97	$27.8	billion	17	$11.6	billion
John P. McIntyre	Other Registered Investment Companies	6	$5.6	billion	None	None
	Other Pooled Vehicles	42	$17.1	billion	3	$587.5	million
	Other Accounts	97	$27.8	billion	17	$11.6	billion
Gary Herbert	Other Registered Investment Companies	2	$857.3	million	None	None
	Other Pooled Vehicles	11	$567.1	million	None	None
	Other Accounts	3	$401.2	million	None	None

Brian Kloss	Other Registered Investment Companies	2	$857.3 million	None	None
	Other Pooled Vehicles	11	$567.1 million	None	None
	Other Accounts	3	$401.2 million	None	None
Regina Borromeo	Other Registered Investment Companies	2	$857.3 million	None	None
	Other Pooled Vehicles	11	$567.1 million	None	None
	Other Accounts	3	$401.2 million	None	None

(a)(3): Portfolio Manager Compensation

The Fund’s portfolio managers’ compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager’s portfolio pre-tax performance versus the global fixed-income peer universe constructed by the Frank Russell Company, 2) the overall profitability of all portfolios managed by the portfolio managers, and 3) Brandywine’s overall profitability. The global fixed-income peer universe includes discretionary separate accounts, commingled funds, and mutual funds (gross of fees) managed for U.S. dollar oriented investors. Portfolios are measured against a global unhedged performance benchmark (measured in U.S. dollars) and have no significant currency or bond market restrictions. The comparison to the global fixed-income peer universe includes one quarter, one year, three year and five year time periods. The bonus calculation treats every account under the portfolio manager’s direction in the same manner, including the Fund.

Potential Conflicts of Interest

LMPFA, Brandywine and portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by LMPFA, Brandywine and the Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, Brandywine may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Brandywine’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Brandywine with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the LMPFA’s or Brandywine’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio manager as of October 31, 2015.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
David F. Hoffman	D
Stephen S. Smith	F
Jack P. McIntyre	A
Gerhardt P. Herbert	A
Brian L. Kloss	A
Regina Borromeo	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason BW Global Income Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date: December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: December 22, 2015